Exhibit 10.1

Bank of America AMENDMENT NO. 9 TO BUSINESS LOAN AGREEMENT This AMENDMENT NO. 9 TO BUSINESS LOAN AGREEMENT, dated as of May ^§3, 2016 (this “Amendment”), is between Bank of America, N.A. (the “Bank”) and Calavo Growers, Inc., a California corporation (the “Borrower”). RECITALS A. The Bank and the Borrower entered into a certain Business Loan Agreement, dated as of October 15, 2007 (together with that certain (i) First Amendment Agreement, dated as of August 28, 2008, between the Borrower and the Bank, (ii) Amendment No. 2 to Loan Agreement, dated as of July 31, 2009, between the Borrower and the Bank,(iii) Amendment No. 3 to Loan Agreement, dated as of February 9, 2010, between the Borrower and the Bank, (iv) Amendment No. 4 to Loan Agreement, dated as of September 30, 2011, between the Borrower and the Bank, (v) Borrower and the Bank,(vi) Amendment No. 6 to Loan Agreement, dated as of November 19, 2014, between the Borrower and the Bank, (vii) Amendment No. 7 to Loan Agreement, dated as of January 13, 2016, between the Borrower and the Bank, and (viii) Amendment No. 8 to Loan Agreement, dated as of January 20, 2016, between the Borrower and the Bank, and together with any other previous amendments, the ‘Agreement”). B. The Bank and the Borrower desire to amend the Agreement. AGREEMENT 1. Definitions. Capitalized terms used but not defined in this Amendment will have the meanings given to them in the Agreement. 2. Amendments. The first sentence of Section 1.2 of the Agreement is hereby amended and restated as follows: “1.2 Availability Period. The line of credit is available between the date of this Agreement and July 1, 2016 or such earlier date as the availability may terminate as provided in this Agreement (the “Expiration Date”).” 3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the

Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers. 4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank: 4.1 Receipt of this Amendment executed by the Borrower and Renaissance Food Group, LLC, a Delaware limited liability company, as guarantor (the “Guarantor”). 4.2 Evidence that Borrower and Farm Credit West, PCA have amended all agreements relating to credit extended from Farm Credit West, PCA to Borrower (the “Farm Credit Agreements”), to provide that the maturity or termination date under the Farm Credit Agreements has been extended to July 1, 2016. 4.3 Evidence that the execution, delivery and performance by the Borrower and the Guarantor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized. 4.4 Payment by the Borrower of all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment. 5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement will remain in full force and effect. 6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed will be deemed an original, but all such counterparts together will constitute but one and the same instrument. 7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment. Calavo Growers, Inc. Bank of America, N.A. By: Name Title: Name:

CONSENT OF GUARANTOR The undersigned Guarantor acknowledges that the Bank has no obligation to provide it with notice of, or to obtain its consent to, that certain Amendment No. 9 to the Business Loan Agreement (the “Amendment”). The undersigned (i) nevertheless has reviewed, and consents to, the Amendment, as well as all prior amendments, and acknowledges that the Continuing and Unconditional Guaranty, dated September 30, 2011, that Guarantor executed with respect to the indebtedness of Calavo Growers, Inc. to the Bank remains fully valid, binding and enforceable against Guarantor in accordance with its respective terms, and (ii) agrees to be bound by the provisions of the Amendment. Dated as of May.^ 2016 GUARANTOR: RENAISSANCE FOOD GROUP, LLC, a Delaware limited liability company Name: Title: